Exhibit 99.1

Investor Presentation | May 2017

2 Disclaimer Confidentiality The information in this presentation is highly confidential . The distribution of this presentation by an authorized recipient to any other person is unauthorized . Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited . The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Global Partner Acquisition Corp . (“GPAC”) and Sequel Youth and Family Services (“Sequel”), and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies . By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements . Use of Projections This presentation contains financial forecasts with respect to Sequel’s projected program revenues, total revenues, adjusted EBITDA, adjusted EBITDA Margin, free cash flow, and free cash flow conversion for Sequel’s fiscal year 2017 and Sequel’s calendar year 2017 . Neither GPAC’s independent auditors, nor the independent registered public accounting firm of Sequel, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections should not be relied upon as being necessarily indicative of future results . In this presentation, certain of the above - mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of GPAC or Sequel or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Such forward looking statements include projected financial information . Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the businesses of GPAC, Sequel or the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties . A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements . These factors include, but are not limited to : (1) the inability to complete the transactions contemplated by the proposed business combination ; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably ; (3) costs related to the proposed business combination ; (4) changes in applicable laws or regulations ; (5) the possibility that Sequel or GPAC may be adversely affected by other economic, business, and/or competitive factors ; and (6) other risks and uncertainties indicated from time to time in the Annual Report of GPAC, including those under “Risk Factors” therein, and other documents and reports filed or to be filed with the Securities and Exchange Commission by GPAC . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . GPAC and Sequel undertake no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise . Industry and Market Data In this presentation, Sequel relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data . Sequel obtained this information and statistics from third - party sources, including reports by market research firms, such as Nielsen . Sequel has supplemented this information where necessary with information from discussions with Sequel customers and its own internal estimates, taking into account publicly available information about other industry participants and Sequel’s management’s best view as to information that is not publicly available .

3 Disclaimer Use of non - GAAP Financial Measures This presentation includes non - GAAP financial measures of Sequel, including program revenue, EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flows and free cash flow conversion . In this presentation, “program revenue” means total program billings, inclusive of i ) amounts billed by Sequel on behalf of not - for - profits under its provider service agreements, of which a portion of the billings are retained by the not - for - profits, and ii) individually significant disposals . “ EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization . “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profits interest expense and founder’s fee (both of which will cease following closing of the merger) and other non - cash items such as non - cash - unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes . Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP . “Adjusted EBITDA margin” means adjusted EBITDA divided by program revenue . “Free cash flows” means adjusted EBITDA less capital expenditures . “Free cash flow conversion” means adjusted EBITDA less capital expenditures, divided by adjusted EBITDA . We have presented program revenue, EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flows and free cash flow conversion in this presentation because we consider them key measures used by Sequel management to understand and evaluate Sequel’s operating performance and trends, to prepare and approve Sequel’s annual budget and to develop short - term and long - term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies . Other companies may calculate program revenue, EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flows and free cash flow conversion differently than we do . Program revenue, EBITDA, adjusted EBITDA, EBITDA margin, free cash flows and free cash flow conversion have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP . A reconciliation of these non - GAAP measures can be found in this presentation, which is an exhibit to GPAC’s Form 8 - K filed with the SEC and can be found on the SEC’s website at www . sec . gov and was also posted on the GPAC website at www . globalpartnerac . com and the Sequel website at www . sequelyouthservices . com . Additional Information about the Transaction and Where to Find It In connection with the proposed business combination, on January 25 , 2017 , GPAC filed a preliminary proxy statement with the SEC and will file with the SEC and mail a definitive proxy statement and other relevant documents to its stockholders . Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination because the proxy statements will contain important information about the proposed business combination and the parties to it . The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the proposed business combination . Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Global Partner Acquisition Corp . , c/o Andrew Cook, 1 Rockefeller Plaza, 11 th Floor New York, New York 10020 , e - mail : info@globalpartnerac . com . Participants in Solicitation GPAC, Sequel, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed business combination . Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAC of directors and officers of GPAC in the company’s proxy statement for its 2016 annual meeting, which was filed with the SEC on November 21 , 2016 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the GPAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available . Information concerning the interests of GPAC’s and Sequel’s participants in the solicitation, which may, in some cases, be different than those of GPAC’s and Sequel’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available . Disclaimer This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction .

4 Presenters and senior leadership  Co - Founder and Chairman of Sequel  Former Co - Founder, President & COO, and CFO of Youth Services International (YSI)  18 years of experience with Sequel and 23 years of experience in the behavioral health industry  Seasoned entrepreneurial executive involved in three IPOs Jay Ripley Co - Founder and Chairman  Vice - Chairman and Chief Executive Officer of Sequel  Previously worked for NHS Human Services , a large and diversified provider of behavioral health and human services  Ten years of experience with Sequel and 35 years of experience in the behavioral health industry  Executive Committee Member of the Board of Trustees for the National Association of Psychiatric Health Systems (NAPHS) John Stupak Vice - Chairman and CEO  Executive VP and CFO of Sequel  Joined Sequel in 2007  Former Chief Financial Officer of Kids Behavioral Health  Ten years of experience with Sequel and 33 years of experience in the behavioral health industry  Held position of Executive Director, CFO, EVP Finance and partner at various hospitals and healthcare consulting firms Sybil Potts Executive VP and CFO  Chief Executive Officer of GPAC  Previously a M anaging D irector at Lazard and Golub Capital  More than 25 years of private equity investment experience  Specializes in negotiated investments in public and private companies Paul Zepf CEO  Chief Financial Officer of GPAC  Proven track record of bringing private companies to the public markets having led successful IPOs at LaSalle Re and Axis Capital  More than 30 years of financial and operational experience  Currently a member of the boards of Blue Capital Reinsurance Holdings and GreyCastle Life Reinsurance Andrew Cook CFO Note: Sequel executive titles effective with the merger

5 GPAC is a supportive, value - added partner to Sequel Team members with a compelling track record of growing companies organically, through corporate development and mergers and acquisitions History of creating significant value for investors Expertise in taking companies public and navigating the public market post - IPO GPAC’s core capabilities will augment the existing management team’s continued leadership in the public Sequel

6 Agenda 1 2 3 Business Overview Financial Overview Transaction Summary

Section 1 Business Overview

8 Investment highlights 1 Best - in - class behavioral healthcare provider with national scale Comprehensive service offering; superior quality and clinical capabilities L arge, growing market with significant barriers to entry Diversified revenue, geography, referral and payor mix Attractive financial profile; consistent program revenue and adjusted EBITDA growth (22.5% and 24.9% CAGRs 1 , respectively, since 2000) T rack record of balanced growth through organic expansion (7.5% average annual organic growth over the last five fiscal years) and acquisitions (10 companies acquired to date representing $ 162.1M of revenue) Talented and experienced management team, extraordinary staff culture 3 2 4 5 6 7 1 Represents compound annual growth rate from FY 2000 to FY 2016

9 Scarcity value Sequel has a growth and profitability profile unique within the behavioral health market Behavioral market focus Exclusive behavioral focus Revenue growth >10% 90%+ FCF and low capex

10 A mission - driven company Mission : … to prepare our clients to lead responsible and fulfilling lives by providing mentoring, education, and living support within a safe, structured, dynamic environment — whether on one of our campuses, in the community, or in their own homes . 1 Core Values H umility I ntegrity P assion for clients and staff High P erformance Our culture of trust, respect and “doing the right thing” for each client pervades the entire organization

11 8 12 15 18 28 34 39 47 58 65 76 118 156 161 172 193 208 253 224 269 1 1 2 2 2 5 5 6 7 8 10 16 21 22 23 27 31 39 33 43 FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017E CY 2016 CY 2017E $0 $50 $100 $150 $200 $250 $300 ($mm) Best - in - class behavioral healthcare provider  L eading national provider of diversified behavioral health programs for children, adolescents, and adults – 44 programs across 19 states serving approximately 9,000 clients from 42 states and U.S. territories – Approximately 2,600 residential bed capacity (86.8% occupancy) and over 6,500 people in community based programs – A verage annual organic revenue growth of 7.5% over the last five fiscal years – Approximately 4,000 employees – program level staff includes approximately 25% professional staff and 75% non - professional staff  Comprehensive, unique, and scalable spectrum of services with a focus on the unmet mental health needs of at - risk adolescents (age 12 - 18) – Successful track record diversifying to serve other populations 1 Company overview (as of January 2017) Strong program revenue and adjusted EBITDA performance FYE June 30 Best - in - class provider of scalable mental health programs focused on the high - growth adolescent and critical - needs populations 1 Composed of state agencies, managed care organizations ( MCOs) and commercial issuers, county and local agencies, Medicaid, education funding, private pay, and other sources 2 Pro forma for $1.2mm of estimated public company costs 3 Projections do not include new acquisitions, RFP wins and new program openings 4 Unaudited and not representative of final audited numbers  Employs evidence - based, clinical treatment models to address a wide range of mental health issues including conduct disorder, substance use, sexual abuse, trauma resolution, delinquency, autism spectrum disorder (“ASD”), and serious emotional disturbance (“SED ”) – Proven track record with high acuity cases  Longstanding relationships with approximately 500 referring agencies  Highly diversified payor mix 1  Rates in the legacy programs continued to increase though the 2008 - 2010 period  No material regulatory or litigation issues

12 States referring to Sequel National platform of scale 1 Residential Treatment Centers Community Based Services Intensive Treatment Centers 30 of 41 states have customer relationships longer than 10 years

13 Large addressable market opportunity with high barriers to entry  US behavioral healthcare industry encompasses services for individuals at risk of, or suffering from, mental, behavioral / developmental or addictive disorders – O ver 17,000 facilities and a combined annual industry spend of over $220 billion – Highly fragmented industry ripe for consolidation  Mental health comprises approximately 85% of the total behavioral health spend, growing at an average annual rate of 5% outpacing growth of healthcare industry as a whole – Approximately 40 % of the mental health spend is for residential / inpatient treatment; 30 % is outpatient  Significant barriers to entry due to specialized care requirements: – High regulatory hurdles; state and federal law complexity – Strong brand recognition, long - standing referral and payor relationships – Significant clinical expertise required  Positive rate environment; stable and growing behavioral health budgets at the state level  Favorable supply / demand dynamics due to significant reduction in inpatient beds at state and local levels 2 Large and growing behavioral healthcare industry… 147 155 163 168 174 179 186 194 204 213 225 238 24 26 27 28 29 31 33 35 36 38 40 42 172 181 190 196 203 211 219 229 240 251 265 281 0 100 200 300 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ($bn) Mental health treatment spending Substance use disorder treatment spending 2009 – 2015 CAGR: 4.1% 2016E – 2020E CAGR: 5.2% Source: Projections of National Expenditures for Treatment of Mental and Substance Use Disorders 2010 - 2020, US report from SAMHSA. Wall Street research. Treatment Advocacy center. National alliance on mental illness. IBIS World mental health and substance abuse clinics in the US March 2014, IBIS World mental health and substance abuse centers in the US February 2014, IBIS World Psychiatric hospitals in the US December 2013, the Pew Center, and Congressional testimony Our program offering spans the spectrum of needs across the mental health industry, well positioning us in existing and new markets …with critical market segments poised for growth Behavioral health segment Estimated market size Growth rate Key notes Youth behavioral health $11 billion 2.3% annually from 2008 - 2014 Expected to grow at a similar pace in the future ASD $23 billion 144% increase in diagnosis over last 10 years Fastest growing developmental disorder in the U.S. 1 in 68 children born with a complex brain development disorder Substance use disorder $35 billion 5% annually through 2020 Driven by rampant growth in opioid and heroin addiction across the country

14 ~ 200 150 145 122 98 0 50 100 150 200 250 Mental disorders total Heart conditions Trauma Cancer Pulmonary conditions ($ bn ) Mental health initiatives and funding have bipartisan support  Bipartisan support to increase mental health coverage through the 21 st Century Cures Act, which became law in December 2016  Mental Health Parity and Addiction Equity Act of 2008 mandates that mental health coverage is equal to physical medical health – Projected to affect 110 million Americans – Ensures people are receiving the right level of mental healthcare (either outpatient or inpatient)  Medicaid waivers allow states flexibility to reform their mental health systems  Expansion of telehealth funding is positive for children and adolescents  Expanded benefits for under 21 population in psych hospitals or Psychiatric Residential Treatment Facilities (PRTF)  Increasing focus on outcome measures over process measures  Sequel expects a positive impact from the American Health Care Act 2 …to support mental health treatment Legislation is in place… Healthcare spending The legislative and regulatory outlook is positive for our community - based services a nd staff - secured residential programs

15 AHCA provisions would have positive impact on Sequel given the payor mix and client demographics 2 Provision Description Potential impact on Sequel State role  Establish new Patient and State Stability Fund  Funding available includes: – $100 billion over 9 years for grants to states or for default reinsurance program – $15 billion for new FIRSP – $8 billion over 5 years (2018 - 2023) for states that elect community rating waivers – $15 billion for the year 2020 to be used for maternity coverage and newborn care and mental health and substance abuse disorders x Positive for Sequel as it grants additional $15 billion for mental health and substance abuse Medicaid  Roll back Medicaid expansion after December 31, 2019  Repeal increase in Medicaid eligibility to 138% FPL 1 for children 6 - 19 as of December 31, 2019 – Revert to 100% FPL 1  Convert federal Medicaid financing to a per capita cap beginning FY2020  Require eligibility redeterminations every 6 months – Limited impact – Minimal exposure with just ~13% of revenue from Medicaid Cost sharing subsidies  ACA cost sharing subsidies are repealed effective January 1, 2020 – No effect on current Sequel business Benefit design  ACA requirement to cover 10 essential health benefit ( EHB ) categories is not changed  Requirement for individual and group plans to cover preventative benefits is not changed  Prohibit abortion coverage from being required x Positive for Sequel business given mental health is part of EHB – EHB might change under state waiver authority Health savings accounts (HSA)  Increase annual tax free contribution limit ($6,550 for self - pay; $13,100 for family coverage)  Additional catch - up contribution of up to $1,000 may be made by persons over 55  Tax penalty for HSA withdrawals used for non - qualified purposes reduced from 20% to 10%  Changes take effect January 1, 2018 x Positive: will have more tax - free dollars to spend on healthcare Individual mandate  Tax penalty for not having minimum essential coverage eliminated – No effect on current Sequel business Premium subsidies to individuals  Modify premium tax credits for 2018 - 2019  Starting in 2020, replace ACA income - based tax credits with flat tax credits by age bracket – No effect on current Sequel business Women’s health  ACA EHB requirement for individual and small group plans not changed  However, EHB can be changed under state waiver authority – No effect on current Sequel business High risk pool  Federal Invisible Risk Sharing Program ( FIRSP ) funded at $15 billion over 9 years (2018 - 2026) x Positive: more dollars to care for risky population Selling insurance across state lines  No provision – No effect on current Sequel business Source: American Health Care Act, as passed by the U.S. House of Representatives on May 4, 2017 1 Represents federal poverty line

16 Comprehensive program and service offering 3 Conduct disorder Substance use Sexual abuse Trauma resolution Delinquency ASD / SED Other conditions Our comprehensive set of services address the following behavioral health issues: Community - Based Services (“CBS”) Residential Treatment Centers (“RTC”) Intensive Treatment Description ▪ Community - based p rograms provide education, counseling, mentoring and outpatient therapies ▪ Group homes and foster care homes ▪ Secure (8 programs) and staff - secure (21 programs) residential academies ▪ Private pay residential program (1 program) ▪ PRTF programs treat high acuity ASD / SED ▪ Inpatient acute psych: 20 bed inpatient acute psychiatric facility Client profile ▪ Families and individuals of all ages ▪ Sometimes a “step down” for adolescents from Sequel’s residential programs ▪ Chronic delinquent males and females and sexual offenders also suffering from severe emotional and / or learning disorders ▪ Ages 12 - 19 ▪ Children and adolescents with special needs and complex mental health / behavioral problems Number of programs 8 30 6 Program locations IA, FL, AZ, ME, OK, ID, NV IA, WY, AZ, MI, ID, KS, NJ, SD, AL, FL, UT, OH, NC TN, NM, IL, OH Licensed beds/clients 1 6,599 2 2,324 288 FY 2017E Program revenue ($mm) 43 160 50 Program revenue % of total in FY 2017E 16.9% 63.3% 19.7% Average Program adjusted EBITDA margin High single digits High teens Mid to high twenties Average length of stay - 7 - 10 months 18 - 24 months 1 As of September 2016, includes beds from post FY 2016 acquisitions 2 Reflects the unique number of active clients on the roster for September 2016 Lower acuity Higher acuity

17 8% 4% 88% Satisfaction with provider performance 7% 3%  Q uality and outcomes driven by focus on customized programs and treatment plans and impact of the n ormative culture approach  C onducts a Youth Services Survey (YSS) with every discharged client – YSS is a standardized, nationally recognized experience - of - care survey tool – Positive outcomes and client satisfaction drive long term relationships with customers  Proprietary enterprise software system, P.AN.D.A. 2 is being implemented; allows for the maintenance, analysis and tracking of post - discharge and functional outcomes – The P.AN.D.A. 2 system is certified by the Drummond Group 3  Sequel’s quality monitoring system (QMS) tracks various performance measures at the program - level on a monthly basis Superior quality of service 3 We are widely recognized for the exceptional quality of our programs and the superior outcomes we deliver for clients Client satisfaction survey results 1% % % % % % % % % % % 90% Satisfaction with treatment outcomes Satisfied Undecided Dissatisfied Satisfied Undecided Dissatisfied 0 10 20 30 40 50 60 70 80 90 100 Services Staff Individual Outcomes Social Outcomes Satisfied Undecided Dissatisfied 1 Results represented herein are based on surveys conducted from July 2015 through June 2016 for approximately 1,473 clients ac ros s 26 programs 2 Performance And Data Application 3 Authorized by the Office of the National Coordinator (ONC) Health IT Certification Program as an Authorized Certification Body (ACB) and an Accredited Test Lab (ATL). This is a voluntary certification program with the goal of providing for the certification of health IT standards, implementa tio n specifications and certification criteria adopted by the Secretary.

18 Compliance, performance and regulatory excellence to achieve better client outcomes  Diverse and experienced team oversees compliance and ethics  Propagate a culture of keeping client welfare first – Conduct staff conferences, webinars, training calls, email blasts, visual aids, and site visits to ensure uniform company wide culture  Company wide safe driving, boundary and employee safety initiatives  Monitor appropriate federal, state and local laws that impact Sequel’s programs  Alert management and stakeholders regarding safety, quality and compliance information – Established incident response protocol and critical incident review process  Identify potential areas of vulnerability and risk  On boarding and training of new hires and annual training for existing employees on compliance, HIPAA 1 , PREA 2 , and safe crisis management  Compliance hotline for staff and clients for reporting of violations (via phone and email)  Weekly audits performed for all programs 3 Our strong adherence to compliance and client - centric culture helps us maintain a clean legal record 1 Represents Health Insurance Portability and Accountability 2 Represents Prison Rape Elimination Act

19 Program A 8% Program B 8% Program C 6% Program D 6% Program E 5%  We serve approximately 9,000 clients in three distinct program types, with facilities and programs in 19 US states  Diversified by program and payor  Focus on adolescent services, allows for education funding in addition to other revenue streams  National marketing team of 18 professionals and approximately 500 referring agencies across the United States  Have significant competitive advantages and a history of driving growth by penetrating existing referral relationships and developing new referral relationships in existing and new markets Diversified revenue, geography, referral and payor mix Revenue Diversity 4 FY 2016 top 10 payors 1 FY 2016 Program revenue by payor FY 2017E Program revenue by program High revenue visibility; well diversified across payors , geographies and program types 1 Based on FY16, excludes acquisitions completed post FY16 2 Represents the length of the relationship between the programs and the various state payors, which may predate Sequel’s ownership Largest single payor represents 5.3% of program revenue Diverse revenue source with 44 programs; 39 programs <5% of program revenue each # Payor # of Payors Length of relationship (years) 2 FY16 Revenue amount ($ in 000s) % 1 Iowa 45 24 22,323 10.7 2 Florida 15 19 21,243 10.2 3 California 52 19 17,197 8.2 4 Alabama 5 22 15,265 7.3 5 Arizona 12 31 14,377 6.9 6 Michigan 68 21 13,918 6.7 7 Illinois 14 11 13,145 6.3 8 Tennessee 50 15 8,568 4.1 9 New Jersey 1 15 7,984 3.8 10 New Mexico 3 7 7,418 3.6 Total other 67,274 32.2 Total revenue 208,715 100.0 State 39% MCOs 16% County / Local 14% Medicaid 13% School Districts 6% Other 4% Education 3% Commercial Insurance 3% Private Pay 2%

Section 2 Financial Overview

21 $16 $21 $22 $23 $27 $31 $39 $33 $43 $37 $0 $10 $20 $30 $40 $50 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017E CY 2016 CY 2017E TTM 3/31/2017 Adjusted EBITDA $118 $156 $161 $172 $193 $208 $253 $224 $269 $238 $0 $50 $100 $150 $200 $250 $300 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017E CY 2016 CY 2017E TTM 3/31/2017 Program revenue $16 $19 $20 $21 $26 $29 $36 $30 $40 $34 96.2% 92.8% 93.2% 91.2% 94.6% 92.0% 92.6% 92.8% 93.0% 92.2% 84% 86% 88% 90% 92% 94% 96% 98% 100% $0 $10 $20 $30 $40 $50 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017E CY 2016 CY 2017E TTM 3/31/2017 FCF 1,624 1,798 1,833 1,878 2,078 2,151 2,614 2,614 0 400 800 1,200 1,600 2,000 2,400 2,800 3,200 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017E TTM 3/31/17 Bed capacity Attractive financial profile... 5 Number of residential beds Program revenue Adjusted EBITDA Free cash flow conversion 4 High free cash flow generation supports growth and de - leveraging Adjusted EBITDA margin 13.9% 13.3% 13.4% 13.6% 14.1% 15.0% 15.4% 14.6% 16.0% 15.5% $16 $20 $20 $22 $26 $28 $40 96% 94% 95% 92% 95% 94% 95% 84% 86% 88% 90% 92% 94% 96% 98% 100% $0 $10 $20 $30 $40 $50 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017P FCF ($mm) Free cash flow Free cash flow conversion Note: FY2017 and CY 2017 include projected performance for acquisitions completed post FY 2016 1 Projections do not include new acquisitions, RFP wins and new program openings 2 Unaudited and not representative of final audited numbers 3 Pro forma for $1.2mm of estimated public company costs 4 Free cash flow conversion = (adjusted EBITDA less maintenance and growth Capex) / adjusted EBITDA ($mm; FYE June 30)

22 ... with equal contribution from organic and acquisition growth in CY 2017E adjusted EBITDA $32.8 $5.7 $7.9 ($3.4) $43.0 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 CY 16 adjusted EBITDA CY 17E Organic EBITDA CY 17E Acquisition EBITDA CY 17E Increase in corporate overhead + public company costs CY 17E adjusted EBITDA ($mm) 2 1 1 Represents Care, Pomegranate, and YSI programs 2 Unaudited and not representative of final audited numbers 3 Represents forecasted overhead costs and pro - forma for estimated public company costs of $1.2 mm 4 CY 2017E adjusted EBITDA does not include new acquisitions, RFP wins and new program openings % EBITDA Contribution - 56.2% 77.5% (33.7%) 100.0% 3 4 Acquisitions closed in CY 2016 5 Additionally, Sequel’s revenue and pro - forma adjusted EBITDA performance is on plan through the first nine months of the fiscal year ending June 30, 2017 and the Company remains comfortable with its full fiscal year 2017 projected revenues and pro - forma adjusted EBITDA.

23 W ell positioned to serve as industry consolidator 6 Positioned for success as a public company with better access to capital required for future acquisitions and organic growth Organic growth strategy  D evelop de novo programs to meet market demand where ROI target can be met  Work proactively with payors to address their needs in our markets  Pursue management contract opportunities with not - for - profits  Expand capacity and breadth of services at existing programs  Leverage reputation to opportunistically explore other growth opportunities, including new programs and taking over existing facilities  Cross - pollinate by introducing new, successful programs to customers in other markets  Become a well - diversified solution with a continuum of care for p ayors with multiple populations / diagnoses to serve  Optimize payor mix at each facility through national marketing program Acquisition growth strategy  Continue to execute highly successful acquisition strategy: add programs within existing service lines and expand geographically  Add new services and continue to build our platform and diversify our offerings  Invest significant time in screening potential acquisition targets  Strictly adhere to investment criteria – Quality and type of services provided, leadership, geographic location, local/state regulatory environment and payor and referral mix  Focus on value creation post acquisition  Often the “acquirer of choice” for clinically - focused, quality providers in industry

24 Successful track record of organic and inorganic growth 6 Over our 18 year history , we have consistently grown organically and diversified our programs through strategic acquisitions FY 2004 Mingus Mountain Academy added FY 2001 Woodward Academy added Sequel is formed and Clarinda Academy added FY 1999 Normative Services Academy added FY 2003 Acquired Atlantic Home Health and Camelot FY 2011 FY 2009 SequelCare of Arizona acquired Acquired Three Springs FY 2013 Sequel of Montgomery (AL) and Sequel Transition Academy (SD) added Forest Ridge Youth Services (IA) acquired and Starr Common - wealth (MI ) added FY 2015 FY 2016 Added three programs in Florida FY 2014 Acquired Alliance Family Services (ID/NV) FY 2007 SequelCare of Iowa added; SequelCare of Florida acquired Lakeside Academy (MI) added FY 2017 Acquired three programs in Florida; a dded one additional program in Florida Acquired CARE Schools in Utah and Pomegranate in Ohio Organic Acquisition

25 Proven organic growth strategy supported by business development  Formalized business development process by establishing a business development team in 2014 to oversee organic growth projects at the program, division and corporate level, and by adding a proposal coordinator in 2016 to respond to RFPs – Developed an opportunity triage process including targeting and identifying opportunities, performing pro forma financial analysis, drafting and submitting proposals, and executing transition and implementation – Work in conjunction with national marketing, finance and operations teams to translate organic growth opportunities into “ wins” – All facility expansion and conversion projects alone are expected to generate approximately $14mm of incremental annual revenue beginning in FY 2018 6 Organic Growth Accomplishments & Projects over the Last Two Years New Programming Additions New Payor Wins Facility Expansion/ Conversion Projects Arizona 2 Idaho 4 1 Illinois 1 Iowa 3 Kansas 1 Maine 1 2 Michigan 3 2 2 Nevada 4 New Mexico 1 North Carolina 1 Oklahoma 1 Tennessee 1 Total 14 10 6

26 3.9x Proven track record of identifying and integrating acquisitions  Management has significant experience executing both tactical and strategic acquisitions; ten acquisitions completed since 2007 ranging in size from $3mm to $ 50mm in revenue – More than tripled the number of programs – Expanded services to include secure residential, PRTF, private pay residential and inpatient acute psychiatric  Proven ability to improve operating performance of acquired programs post - close via: – Leveraging national marketing capabilities to tap into new referral sources – Instilling operational discipline and improving business planning and reporting – Instilling Sequel’s culture and values and enhancing local leadership, if needed  Management employs multiple levers to improve operational and financial metrics – Focus and track patient census, occupancy, revenue per student day and EBITDA margins 6 We have demonstrated the ability to leverage our capabilities to drive significant performance improvements in our acquired programs Acquisition track record Post - acquisition performance improvement 2 ($ in mm) Date # of Programs TTM 6/30/16 Revenue ($mm) Company Gift of Life FY 20 07 1 $11.6 Day Break FY 20 09 1 6.0 Three Springs FY 20 10 9 25.7 Atlantic Home Health FY 20 11 1 6.9 Camelot FY 20 11 8 51.0 Alliance FY 201 4 2 7.9 Forest Ridge FY 20 15 1 4.9 3 YSI Programs FY 20 17 3 5.8 CARE Schools FY 20 17 4 23.0 Pomegranate 1 FY 2017 2 19.3 Total 32 $162.1 1 Reflects TTM 3/31/16 2 Metrics are representative of the 7 acquisitions completed prior to FY 2016 5.5x Acquisition multiple $12.7 $18.0 $0 $5 $10 $15 $20 Pre-acquisition adjusted EBITDA TTM 6/30/16 adjusted EBITDA ($mm)

27 Robust pipeline of accretive acquisition opportunities  We seek acquisitions that provide additional diversification from a payor perspective, service type, client type or geographic location and a good management / cultural fit  Our best - in - class clinical outcomes and highest - quality of care standards makes us an ideal M&A partner and “acquirer of choice”  We maintain a robust pipeline of acquisition opportunities; We have identified and / or are monitoring approximately 20 acqui sit ion targets. Potential opportunities include: 6 The management team has significant experience in identifying quality targets and maintaining a strong pipeline of actionable opportunities Prospect Description Region Approximate revenues ($mm) Company A Residential > 100 bed behavioral health center specializing in programs for patients with autism . Primarily PRTF beds for child and adolescent care . The remaining are adult inpatient beds . Southern US $20 Compan y B Specialist care for children, adolescents and adults with severe autism combined with complex challenging behaviors – offering 52 week residential care and in - school setting care UK 50 Company C Residential treatment centers and therapeutic boarding school setting of care for the at - risk adolescent population, primarily private pay . Western US 30 Company D Residential and community based services for at - risk adolescents, referred from social service, welfare agencies and juvenile courts Across the US 100

28 Deep bench of executives with proven track record 7 Talented and experienced management team, to scale by acquisitions and organic growth Jay Ripley Co - founder and Chairman  18 years with Sequel and 23 years of experience in the behavioral health industry  Previously served as President, COO, and CFO of Youth Services International (YSI)  Seasoned entrepreneurial executive involved in three IPOs John Stupak Vice - Chairman and CEO  Ten years with Sequel and 35 years of experience in the behavioral health industry  Executive Committee Member of the Board of Trustees for the National Association of Psychiatric Health Systems (NAPHS)  Previously worked for NHS Human Services, a large and diversified provider of behavioral health and human services Mandy Moses President and COO  Sequel EVP since 2007; promoted to Chief Program Officer in 2014; promoted to President and COO in November 2016  20+ years of experience in the childcare industry  Previously served as Executive Director at Woodward Academy  Holds masters degree in social work Sybil Potts EVP and CFO  Ten years with Sequel; 33 years of experience in the behavioral health industry  Nine acquisitions completed and facilitated organic growth through six new facilities/contract wins  Previously served as a hospital CFO, hospital Executive Director, EVP and corporate CFO Steve Gilbert EVP, Marketing  Joined Sequel as VP of Marketing and Business Development in 1999  Began career in the childcare industry as a youth counselor at the Clarinda Academy in 1992 Christine Aron VP of Business Development  Joined Sequel in 2014 and promoted to Vice President in 2016  Prior experience includes several roles in corporate finance at Accenture within the Health & Public Service operating group Jack Rachko VP and Chief Culture Officer  16 years with Sequel and 33 years of experience in the behavioral health industry  Began training and consulting for Sequel in 2001, named Chief Culture Officer in 2014, and promoted to Vice President in 2016 Susanne Young VP of Administrative Services  Joined Sequel in 2011 as Director of QMS and Risk Management  Previously served in multiple roles with Camelot from 2004 – 2011 and has a total of 20+ years of experience working with children with developmental disabilities Jason Willetts Chief Technology Officer  13 years working with Sequel  20+ years of technology industry experience; including prior experience leading his own Company and team of programmers in developing web based software solutions for a variety of industries Note: Sequel executive titles effective with the merger

Section 3 Transaction Summary

30 Transaction overview – assuming $145 million of total PIPE investment (1)  Pro - forma enterprise value of $ 421.2 million  $75 million (already committed) from a lead PIPE investor, significantly increasing deal certainty and bringing meaningful institutional presence to the transaction – As incentive for its cornerstone investment, the lead investor is assumed to be transferred 1.50 million Founder shares and units in Sequel exchangeable for GPAC shares and transferred 2.25 million S ponsor warrants and a cash fee of $1.875 million – The lead investor’s effective entry price is $8.11 per share  $70 million (currently being marketed) from additional PIPE investors, providing additional cash to fund the closing of the transaction and fuel future growth initiatives – As incentive for the additional PIPE investment, new PIPE investors are assumed to be transferred 1.10 million Founder shares and units in Sequel exchangeable for GPAC shares pro - rata for their investment – Post - share transfer, the new investors’ effective entry price is $8.64 per share equating to a 9.1x CY 2017E adjusted EBITDA multiple  Existing Sequel shareholders to be paid $105.0 million cash consideration and issued 3.50 million roll - over units in Sequel at close, exchangeable for GPAC shares – Approximately 10.57 million Sponsor warrants are cancelled and an additional 200,000 units in Sequel exchangeable for GPAC shares are made contingent 1 PIPE investment under discussion. There can be no assurances that we will enter into definitive agreements for the PIPE investment or on the final terms set forth in this slide.

31 Transaction overview (continued)  Rollover $ 62.2 million 1 of $ 92.2 million 2 of preferred equity of Alaris Royalty Corp., an investor in Sequel since July 2013 – Retire approximately $ 30.0 million of preferred equity, significantly reducing Sequel’s overall cost of funding  Rollover $ 132.1 million of existing senior debt in connection with the transaction  Post transaction “Up - C” structure and carry - forward NOLs of an estimated $140 million will create tax benefits for public Sequel – The first $6 million of tax savings from Jay Ripley’s share of the step - up tax benefit and $2.6 million from other shareholder's share of the step - up tax benefit will be allocated to Sequel; for all other shareholders' above $2.6 million and Jay Ripley’s share above $6 million, the tax savings will be split between Sequel shareholders 80% and GPAC 20%  Jay Ripley to enter into a ten year non - compete agreement to receive $ 1.9 million per year over the ten year period following the merger  Post - merger board of directors expected to consist of a total nine directors, composed of four Sequel nominees, three nominees by the Lead Investor and two GPAC nominees. In each case, the nominees will be subject to cross - approval among Sequel and the lead i nvestor, as well as ultimate approval by the public shareholders  Shareholder vote and close expected in July 2017, simultaneously with completion of the Sequel business combination 1 Amount of Alaris preferred equity that is redeemed is subject to change 2 Includes redemption premium

32 Illustrative transaction terms Pro - forma enterprise value Sources & uses Pro - forma for transaction close GPAC illustrative share price $10.00 Pro - forma shares outstanding ( millions) 1 22.00 Total equity value $220.0 (+) Pro - forma net debt 2 $139.0 (+) Roll - over preferred equity $62.2 3 Pro - forma enterprise value $421.2 Pro - forma enterprise value 2017E CY adjusted EBITDA $43.0 9.8x Implied PIPE Investor 2017E CY adjusted EBITDA multiple 9.1x Pro - forma n et debt / 2017E CY adjusted EBITDA 3.2x 2 Sources Lead PIPE investor (already committed) $75.0 Incremental PIPE investors / public investors 80.3 Incremental drawdown on revolver 3.6 Sequel rollover 35.0 Preferred equity rollover 3 62.2 Total sources $256.1 Uses Cash consideration $105.0 Cash used to buy out preferred 30.0 Sequel rollover 35.0 Preferred equity rollover 3 62.2 GPAC transaction costs 23.9 Total uses $256.1 ($mm, except per share values) ($mm) Illustrative post - transaction ownership breakdown 4 Ownership at Various Share Prices Illustrative Share Prices: $10.00 $12.00 $14.00 Incremental PIPE Investors / Public Investors 41.6% 40.9% 37.2% Net Shares from Public Warrants Exercised 0.0 1.4 5.7 Lead PIPE Investor Shares 41.0 40.3 36.7 Net Shares From Lead PIPE Investor Warrants Exercised 0.0 0.2 0.8 Sponsor Shares 1.5 1.5 4.9 Sequel Shares 15.9 15.7 14.7 Total Ownership 100.0% 100.0% 100.0% Fully Diluted Shares Outstanding (mm) 22.0 22.3 24.5

33 We are well - positioned with regard to industry valuation drivers Favorable growth profile, 22.5% program revenue CAGR from FY 2000 to FY 2017 High free cash flow conversion of greater than 90% over the past five fiscal years No material regulatory or litigation issues Diversified payor mix with access to education funding Strong pipeline of actionable acquisition opportunities Widely recognized for superior quality of programs and outstanding outcomes Focus on attractive at - risk adolescent market

34 Our capital efficient business model makes us unique within the behavioral health and broader healthcare services universe… Stable o rganic g rowth x x x x x x x  x Acquisition pipeline x x x x x x x x x Low operating expenditures x x  x x    x Low capital expenditures x  x x  x x   Favorable industry trends x x x x x x x x x High free cash flow x  x x  x    Reimbursement profile x x      x  Clean legal / regulatory track record x  x x  x x   Diversified revenue mix x x x x  x x  x EV / 2017E EBITDA 9.8x 1 11.5x 15.2x 16.3x 6.9x 12.4x 10.7x 7.7x 8.8x EV / 2017E EBITDA – maintenance and growth Capex 10.6x 1 22.6x 17.0x 19.0x 16.4x 12.7x 17.9x 10.9x 12.2x Valuation driver Valuation risk (financials are CY) Note: Market data as of 5/5/17 1 Represents adjusted EBITDA

35 State 39% MCOs 16% County / Local 14% Medicaid 13% School Districts 6% Other 4% Education 3% Commercial Insurance 3% Private Pay 2% …and differentiates us from other public behavioral assets Services Residential Treatment, Intensive Treatment, and Community Based Diversified Behavioral Toxicology and Behavioral Developmental , Physical and Behavioral Acute Care, B ehavioral, Surgical, Ambulatory and Radiation Oncology Capital expenditures Low High High High High Revenue growth (2016 - 2017E) 19.9% 1 2.1% 7.2% 6.0% 8.2% EBITDA margin (2017E) 16.0% 2 22.0% 17.3% 11.0% 17.1% FCF yield (2017E) 3 8.6% 4 1.6% (10.5%) 9.4% 5.3% Payor mix Commentary x Stable organic growth x Diversified payor mix x New program starts with low capex x Minimal regulatory risk x Strong free cash flow provides attractive yield and deleveraging potential x Strong market share in its niches x Diversified and longstanding relationships x Fragmented markets provide potential for active acquisition programs x Significant white space for growth x Stable organic growth x Minimal regulatory risk  Low cash flow stemmed from high capex  High EU exposure  Market concentration: small number of states represent a high percentage of revenue  High leverage: could limit access to capital and management’s ability to grow the business  Exposure to toxicology which is under reimbursement pressure  High capex  Concentrated revenue: majority of revenue is generated at 3 facilities; Greenhouse, Desert Hope, and Fortress  Pressure from commercial payor as an “out - of - network” provider  Low cash flow conversion stemmed from high capex  Low growth profile  Customer concentration: 15% of net revenue are generated by contracts with the state of Minnesota. Any change in services that Civitas provides could negatively impact the company’s business  Significant exposure to Medicaid reimbursement x Approximately 5 0% behavioral health exposure  High acute care exposure  High reimbursement risks  High regulatory pressure  High capex Commercial 90% Other 10% Medicare 9% Medicaid 25% Commercial 19% NHS 36% Other 11% Medicare 20% Medicaid 12% Commercial 56% Other 12% Government payors 88% Other 12% (financials are CY)

36 10.6x 22.6x 19.0x 17.9x 17.0x 16.4x 12.7x 12.2x 10.9x 0.0x 6.0x 12.0x 18.0x 24.0x 30.0x Median: 16.8x Overview of Sequel’s comparables Enterprise value / 2017E EBITDA Enterprise value / 2017E EBITDA – Capex 1 Note: Market data as of 5/5/17 1 Includes maintenance and growth Capex 2 Represents a djusted EBITDA (financials are CY) 2 2 Discount: 3 6.9% Discount: 12.5% 9.8x 16.3x 15.2x 12.4x 11.5x 10.7x 8.8x 7.7x 6.9x 0.0x 3.0x 6.0x 9.0x 12.0x 15.0x 18.0x Median: 11.2x

37 93.0% 98% 89% 86% 72% 71% 60% 51% 42% 40% 60% 80% 100% Median: 71.4% 19.9% 9% 8% 7% 7% 6% 6% 6% 2% 0% 5% 10% 15% 20% 25% 30% Median: 6.4% Sequel compares favorably on key operating metrics 2017E Revenue Growth 1 2017E EBITDA Margin 2017E Cash Flow Conversion 4 Note: Market data as of 5/5/17 1 Growth includes both acquisition and organic revenue growth 2 Represents program revenue 3 Represents adjusted EBITDA margin 4 Free cash flow conversion: (EBITDA less maintenance and growth Capex ) / EBITDA 5 Represents (adjusted EBITDA less maintenance and growth Capex ) / adjusted EBITDA 2 (financials are CY) 3 5 16.0% 22% 17% 17% 15% 11% 9% 8% 4% 0% 5% 10% 15% 20% 25% Median: 12.8%

38 Growing market  $220+ billion; approximately 5% forward growth  Significant upside opportunity in $23 billion ASD market Financial success  Five year program revenue and adjusted EBITDA CAGRs 1 of 12.1% and 13.8%, respectively  90%+ free cash flow conversion  Low capex <2.0% of revenue Attractive growth profile  Strong organic revenue growth profile; 7.5% average annual growth over the last five fiscal years  Significant near - term, actionable acquisition pipeline  Team in place to identify quality assets at attractive multiples Diversified payor and referral mix  Relationship with approximately 500 referring agencies  Single largest payor contributed 5.3% of FY 2016 revenue 1 Represents CAGR from FY 2011 to FY 2016 Conclusion

Appendix

40 Non - GAAP EBITDA reconciliation For fiscal year ended June 30, For calendar year ended December 31, ($mm) 2014 % of program revenue 2015 % of program revenue 2016 % of program revenue 2016 1 % of program revenue Net income $10.8 6.3% $14.0 7.2% $18.6 8.9% $17.5 7.8% Interest expense, net 6.8 4.0% 5.6 2.9% 4.9 2.4% 6.1 2.7% Depreciation and amortization 2.7 1.6% 3.2 1.6% 2.8 1.4% 1.7 0.8% Income tax expense (benefit) (0.3) (0.2%) 1.8 0.9% 1.5 0.7% 1.3 0.6% EBITDA 20.0 11.7% 24.6 12.7% 27.9 13.4% 26.7 11.9% Acquisition related expense 0.2 0.1% 0.3 0.2% 0.1 0.1% 3.1 1.4% Non - cash unit based compensation expense - - - - 0.3 0.1% 0.4 0.2% Profits interest expense - - 0.2 0.1% 0.2 0.1% 0.2 0.1% Founder’s fee 2.0 1.2% 1.3 0.7% 1.3 0.6% 1.3 0.6% Loss (gain) on disposal of property - - 0.6 0.3% 0.1 0.1% - - Other non - cash expense 0.2 0.1% 0.1 0.1% 0.2 0.1% 0.2 0.1% Loss from discontinued operations and individually significant disposals, net of income taxes 0.8 0.5% 0.1 0.0% 1.3 0.6% 1.0 0.4% Adjusted EBITDA $23.2 $27.2 $31.3 $32.8 Capital expenditures 2.0 1.5 2.5 2.4 Free cash flow 21.2 25.7 28.8 30.4 Free cash flow conversion 91.2% 94.6% 92.0% 92.8% Program Revenue $171.5 $193.0 $208.0 $224.4 Adjusted EBITDA Margin 13.6% 14.1% 15.0% 14.6% 1 Unaudited and not representative of final audited numbers